Exhibit 99.2

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	December 31,		September 30,	Linked Quarter	December 31,
(dollars in thousands)	2005		2005	% Change	2004	% Change
Assets
Cash and due from banks	$1,284,064		$1,345,080	(5)%	$1,050,806	22%
Federal funds sold	12,700		14,500	(12)	0	0
Cash and cash equivalents	1,296,764		1,359,580	(5)	1,050,806	23
Loans held for sale	30,091		85,372	(65)	44,072	(32)
Trading securities	143,016		150,847	(5)	169,103	(15)
Securities available for sale	9,518,821		8,965,121	6	8,044,150	18
Securities held to maturity	13,005,364		12,961,900	0	10,463,658	24
Loans:
Commercial real estate:
Investor developer	2,001,674		1,657,101	21	1,455,891	37
Residential construction	290,530		256,198	13	206,924	40
	2,292,204		1,913,299	20	1,662,815	38
Commercial loans:
Term	1,781,148		1,629,366	9	1,283,476	39
Line of credit	1,517,347		1,345,536	13	1,168,542	30
Demand	0		0	0	0	0
	3,298,495		2,974,902	11	2,452,018	35
Owner-occupied	2,402,300		2,313,175	4	1,998,203	20
	5,700,795		5,288,077	8	4,450,221	28
Consumer:
Mortgages (1-4 family residential)	2,000,309		1,621,419	23	1,340,009	49
Installment	211,332		203,055	4	132,646	59
Home equity	2,353,581		2,177,317	8	1,799,841	31
Credit lines	100,431		86,256	16	69,079	45
	4,665,653		4,088,047	14	3,341,575	40
Total loans	12,658,652		11,289,423	12	9,454,611	34
Less allowance for loan losses	133,664	*	138,903	(4)	135,620	(1)
	12,524,988		11,150,520	12	9,318,991	34
Bank premises and equipment, net	1,378,786		1,217,222	13	1,059,519	30
Other assets	568,207		402,978	41	351,346	62
Total assets	$38,466,037		$36,293,540	6%	$30,501,645	26%
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,019,878		$7,827,651	2%	$6,406,614	25%
Interest-bearing	13,286,678		13,133,145	1	11,604,066	15
Savings	9,486,712		8,676,201	9	6,490,263	46
Time	3,933,445		3,606,689	9	3,157,942	25
Total deposits	34,726,713		33,243,686	4	27,658,885	26

Other borrowed money	1,106,443		703,227	57	661,195	67
Other liabilities	323,708		232,266	39	315,860	2
Long-term debt	0		0	0	200,000	(100)
	36,156,864		34,179,179	6	28,835,940	25
Stockholders' Equity
Common stock	179,499		173,784	3	160,636	12
Capital in excess of par value	1,450,843		1,259,184	15	951,476	52
Retained earnings	750,710		729,211	3	543,978	38
Accumulated other comprehensive (loss) income	(59,169)		(35,108)	69	20,953	(382)
	2,321,883		2,127,071	9	1,677,043	38

Less treasury stock, at cost	12,710		12,710	0	11,338	12
Total stockholders' equity	2,309,173		2,114,361	9	1,665,705	39
Total liabilities and stockholders' equity	$38,466,037		$36,293,540	6%	$30,501,645	26%

*  Net of transfer of $7.8 million to Allowance for Unfunded Credit Commitments included in Other Liabilities.

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

(dollars in thousands)	December 31,		September 30, 2005			December 31, 2004
	2005		Actual	$ Change	% Change	Actual	$ Change	% Change
Assets
Cash and due from banks	$1,284,064		$1,345,080	($61,016)	(5)%	$1,050,806	$233,258	22%
Federal funds sold	12,700		14,500	(1,800)	(12)	0	12,700	0
Cash and cash equivalents	1,296,764		1,359,580	(62,816)	(5)	1,050,806	245,958	23
Loans held for sale	30,091		85,372	(55,281)	(65)	44,072	(13,981)	(32)
Trading securities	143,016		150,847	(7,831)	(5)	169,103	(26,087)	(15)
Securities available for sale	9,518,821		8,965,121	553,700	6	8,044,150	1,474,671	18
Securities held to maturity	13,005,364		12,961,900	43,464	0	10,463,658	2,541,706	24

Loans	12,658,652		11,289,423	1,369,229	12	9,454,611	3,204,041	34
Less allowance for loan losses	133,664	*	138,903	(5,239)	(4)	135,620	(1,956)	(1)
	12,524,988		11,150,520	1,374,468	12	9,318,991	3,205,997	34
Reserve %	1.12%		1.23%			1.43%
Bank premises and equipment, net	1,378,786		1,217,222	161,564	13	1,059,519	319,267	30
Other assets	568,207		402,978	165,229	41	351,346	216,861	62
Total assets	$38,466,037		$36,293,540	$2,172,497	6%	$30,501,645	$7,964,392	26%
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,019,878		$7,827,651	$192,227	2%	$6,406,614	$1,613,264	25%
Interest-bearing	13,286,678		13,133,145	153,533	1	11,604,066	1,682,612	15
Savings	9,486,712		8,676,201	810,511	9	6,490,263	2,996,449	46
Time	3,933,445		3,606,689	326,756	9	3,157,942	775,503	25
Total deposits	34,726,713		33,243,686	1,483,027	4	27,658,885	7,067,828	26

Core deposits	33,869,540		32,370,994	1,498,546	5	26,656,530	7,213,010	27

Total other liabilities	1,430,151		935,493	494,658	53	1,177,055	253,096	22
	36,156,864		34,179,179	1,977,685	6	28,835,940	7,320,924	25

Stockholders' Equity	2,309,173		2,114,361	194,812	9	1,665,705	643,468	39

Total liabilities and stockholders' equity	$38,466,037		$36,293,540	$2,172,497	6%	$30,501,645	$7,964,392	26%

* Net of transfer of $7.8 million to Allowance for Unfunded Credit Commitments included in Other Liabilities.

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	December 31,
(dollars in thousands)	2005		2004
Assets
Cash and due from banks	$1,284,064		$1,050,806
Federal funds sold	12,700		0
Cash and cash equivalents	1,296,764		1,050,806
Loans held for sale	30,091		44,072
Trading securities	143,016		169,103
Securities available for sale	9,518,821		8,044,150
Securities held to maturity	13,005,364		10,463,658
(market value 2005-$12,758,552; 2004-$10,430,451)
Loans	12,658,652		9,454,611
Less allowance for loan losses	133,664	*	135,620
	12,524,988		9,318,991
Bank premises and equipment, net	1,378,786		1,059,519
Other assets	568,207		351,346
Total assets	$38,466,037		$30,501,645
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,019,878		$6,406,614
Interest-bearing	13,286,678		11,604,066
Savings	9,486,712		6,490,263
Time	3,933,445		3,157,942
Total deposits	34,726,713		27,658,885

Other borrowed money	1,106,443		661,195
Other liabilities	323,708		315,860
Long-term debt	0		200,000
	36,156,864		28,835,940
Stockholders' Equity
Common stock, 179,498,717 shares issued (160,635,618 shares in 2004)	179,499		160,636
Capital in excess of par value	1,450,843		951,476
Retained earnings	750,710		543,978
Accumulated other comprehensive (loss) income	(59,169)		20,953
	2,321,883		1,677,043

Less treasury stock, at cost, 837,338 shares (795,610 shares in 2004)	12,710		11,338
Total stockholders' equity	2,309,173		1,665,705

Total liabilities and stockholders' equity	$38,466,037		$30,501,645

* Net of transfer of $7.8 million to Allowance for Unfunded Credit Commitments included in Other Liabilities.

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(dollars in thousands, except per share amounts)	2005	2004	% Change	2005	2004	% Change
Interest income
Interest and fees on loans	$194,617	$136,328	43%	$680,552	$483,186	41%
Interest on investments	278,317	216,806	28	981,420	754,202	30
Other interest	293	261	12	3,272	903	262
Total interest income	473,227	353,395	34	1,665,244	1,238,291	34
Interest expense
Interest on deposits:
Demand	84,148	36,042	133	252,674	95,253	165
Savings	45,866	16,270	182	123,419	46,680	164
Time	31,987	16,691	92	98,780	59,808	65
Total interest on deposits	162,001	69,003	135	474,873	201,741	135
Interest on other borrowed money	12,386	2,930	323	28,410	6,685	325
Interest on long-term debt	0	3,020	(100)	8,379	12,080	(31)
Total interest expense	174,387	74,953	133	511,662	220,506	132

Net interest income	298,840	278,442	7	1,153,582	1,017,785	13
Provision for credit losses	5,400	8,240	(34)	19,150	39,238	(51)
Net interest income after provision for credit losses	293,440	270,202	9	1,134,432	978,547	16
Noninterest income
Deposit charges and service fees	81,624	62,847	30	282,692	218,126	30
Other operating income	42,600	32,967	29	174,132	154,306	13
Net investment securities (losses) gains	(25,541)	637	(4,110)	(14,030)	2,639	(632)
Total noninterest income	98,683	96,451	2	442,794	375,071	18

Total Revenues	397,523	374,893	6	1,596,376	1,392,856	15
Noninterest expense
Salaries and benefits	145,426	115,227	26	526,428	431,144	22
Occupancy	46,101	33,462	38	165,077	121,210	36
Furniture and equipment	36,794	30,075	22	126,986	109,242	16
Office	15,708	13,103	20	55,833	46,025	21
Marketing	10,544	9,268	14	37,261	36,236	3
Other	66,320	51,976	28	234,795	194,921	20
Total noninterest expenses	320,893	253,111	27	1,146,380	938,778	22

Income before income taxes	71,230	113,542	(37)	430,846	414,840	4
Provision for federal and state income taxes	24,292	38,424	(37)	147,907	141,422	5
Net income	$46,938	$75,118	(38)%	$282,939	$273,418	3%

Net income per common and common equivalent share:
Basic	$0.27	$0.47	(43)%	$1.70	$1.74	(2)%
Diluted	$0.26	$0.44	(41)	$1.61	$1.63	(1)
Average common and common equivalent shares outstanding:
Basic	174,958	158,930	10	165,974	156,625	6
Diluted	182,801	174,889	5	179,135	172,603	4
Cash dividends, common stock	$0.12	$0.11	9%	$0.45	$0.40	13%

	Commerce Bancorp, Inc. and Subsidiaries
	Consolidated Statements of Income
	(unaudited)

		Three Months Ended
		December 31,	September 30,		December 31,
	(dollars in thousands, except per share amounts)	2005	2005	% Change	2004	% Change

Interest	Interest and fees on loans	$194,617	$178,878	9%	$136,328	43%
income	Interest on investments	278,317	243,187	14	216,806	28
	Other interest	293	1,774	(83)	261	12
	Total interest income	473,227	423,839	12	353,395	34

Interest	Interest on deposits:
expense	Demand	84,148	68,100	24	36,042	133
	Savings	45,866	35,215	30	16,270	182
	Time	31,987	26,114	22	16,691	92
	Total interest on deposits	162,001	129,429	25	69,003	135
	Interest on other borrowed money	12,386	4,697	164	2,930	323
	Interest on long-term debt	0	2,339	(100)	3,020	(100)
	Total interest expense	174,387	136,465	28	74,953	133

	Net interest income	298,840	287,374	4	278,442	7
	Provision for credit losses	5,400	3,000	80	8,240	(34)
	Net interest income after provision for credit losses	293,440	284,374	3	270,202	9

Noninterest	Deposit charges and service fees	81,624	72,302	13	62,847	30
income	Other operating income	42,600	46,763	(9)	32,967	29
	Net investment securities (losses) gains	(25,541)	5,714	(547)	637	(4,110)
	Total noninterest income	98,683	124,779	(21)	96,451	2

	Total Revenues	397,523	412,153	(4)	374,893	6

Noninterest	Salaries and benefits	145,426	134,149	8	115,227	26
expense	Occupancy	46,101	41,873	10	33,462	38
	Furniture and equipment	36,794	32,371	14	30,075	22
	Office	15,708	14,871	6	13,103	20
	Marketing	10,544	12,460	(15)	9,268	14
	Other	66,320	52,858	25	51,976	28
	Total noninterest expenses	320,893	288,582	11	253,111	27

	Income before income taxes	71,230	120,571	(41)	113,542	(37)
	Provision for federal and state income taxes	24,292	41,116	(41)	38,424	(37)
	Net income	$46,938	$79,455	(41)%	$75,118	(38)%

	Net income per common and common equivalent share:
	Basic	$0.27	$0.48	(44)%	$0.47	(43)%
	Diluted	$0.26	$0.45	(42)	$0.44	(41)
	Average common and common equivalent shares outstanding:
	Basic	174,958	165,701	6	158,930	10
	Diluted	182,801	180,360	1	174,889	5
	Cash dividends, common stock	$0.12	$0.11	9%	$0.11	9%

	Return on average assets	0.50%	0.92%		1.01%
	Return on average equity	8.67	16.62		18.48

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			%			%
	2005	2004	Change	2005	2004	Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$298,840	$278,442	7%	$1,153,582	$1,017,785	13%
Provision for credit losses	5,400	8,240	(34)	19,150	39,238	(51)
Noninterest income	98,683	96,451	2	442,794	375,071	18
Total revenues	397,523	374,893	6	1,596,376	1,392,856	15
Noninterest expense	320,893	253,111	27	1,146,380	938,778	22
Net income	46,938	75,118	(38)	282,939	273,418	3

Per Share Data:
Net income - Basic	$0.27	$0.47	(43)%	$1.70	$1.74	(2)%
Net income - Diluted	0.26	0.44	(41)	1.61	1.63	(1)

Book value - Basic				$12.92	$10.42	24%
Book value - Diluted				12.38	10.61	17

Revenue per share - Diluted	$8.70	$8.57	1%	$8.91	$8.07	10%

Weighted Average Shares Outstanding:
Basic	174,958	158,930		165,974	156,625
Diluted	182,801	174,889		179,135	172,603

Balance Sheet Data:

Total assets				$38,466,037	$30,501,645	26%
Loans (net)				12,524,988	9,318,991	34
Allowance for credit losses				141,464	135,620	(1)
Securities available for sale				9,518,821	8,044,150	18
Securities held to maturity				13,005,364	10,463,658	24
Total deposits				34,726,713	27,658,885	26
Core deposits				33,869,540	26,656,530	27
Convertible Trust Capital Securities - Commerce Capital Trust II				0	200,000	-
Stockholders' equity				2,309,173	1,665,705	39

Capital:

Stockholders' equity to total assets				6.00%	5.46%

Risk-based capital ratios:
Tier I				11.81	12.30
Total capital				12.58	13.25

Leverage ratio				6.03	6.19

Performance Ratios:

Cost of funds	2.01%	1.10%		1.65%	0.91%
Net interest margin	3.52	4.16		3.77	4.28
Return on average assets	0.50	1.01		0.83	1.03
Return on average total stockholders' equity	8.67	18.48		14.90	18.78

The following summary presents information regarding non-performing loans and assets as of December 31, 2005 and the preceding four quarters (dollar amounts in thousands).

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Non-accrual loans:
Commercial	$16,712	$16,926	$20,467	$18,376	$17,874
Consumer	8,834	8,559	8,641	8,723	10,138
Commercial real estate:
Construction	1,763	1,882	178	178	-
Mortgage	4,329	3,353	3,086	1,290	1,317
Total non-accrual loans	31,638	30,720	32,372	28,567	29,329

Restructured loans:
Commercial	3,133	3,230	3,326	3,422	3,518
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	3,133	3,230	3,326	3,422	3,518

Total non-performing loans	34,771	33,950	35,698	31,989	32,847

Other real estate	279	310	349	777	626

Total non-performing assets	35,050	34,260	36,047	32,766	33,473

Loans past due 90 days or more
and still accruing	248	177	165	233	602

Total non-performing assets and
loans past due 90 days or more	$35,298	$34,437	$36,212	$32,999	$34,075

Total non-performing loans as a
percentage of total period-end
loans	0.27%	0.30%	0.33%	0.32%	0.35%

Total non-performing assets as a
percentage of total period-end assets	0.09%	0.09%	0.11%	0.10%	0.11%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.09%	0.09%	0.11%	0.10%	0.11%

Allowance for credit losses as a
percentage of total non-performing
loans	407%	409%	396%	435%	413%

Allowance for credit losses as a percentage
of total period-end loans	1.12%	1.23%	1.32%	1.40%	1.43%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	1%	2%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Twelve Months Ended
	12/31/05	12/31/04	12/31/05	12/31/04

Balance at beginning of period	$138,903	$131,529	$135,620	$112,057
Provisions charged to operating expenses	5,400	8,240	19,150	39,238
	144,303	139,769	154,770	151,295

Recoveries on loans charged-off:
Commercial	626	305	2,546	1,000
Consumer	1,234	487	2,566	1,123
Commercial real estate	-	-	80	52
Total recoveries	1,860	792	5,192	2,175

Loans charged-off:
Commercial	(4,842)	(2,767)	(13,944)	(9,416)
Consumer	(2,192)	(2,106)	(5,912)	(6,733)
Commercial real estate	(159)	(68)	(1,136)	(1,701)
Total charge-offs	(7,193)	(4,941)	(20,992)	(17,850)
Net charge-offs	(5,333)	(4,149)	(15,800)	(15,675)

Allowance for credit losses acquired bank	2,494		2,494

Balance at end of period	$141,464	$135,620	$141,464	$135,620

Net charge-offs as a percentage of
average loans outstanding	0.18%	0.18%	0.15%	0.19%

Net Allowance Additions	2,561	4,091	5,844	23,563

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	December 2005			September 2005			December 2004
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$21,761,130	$273,042	4.98%	$19,732,946	$239,481	4.81%	$17,294,817	$211,263	4.86%
Tax-exempt	518,699	6,279	4.80	397,351	4,366	4.36	457,654	5,628	4.89
Trading	124,625	1,838	5.85	96,344	1,335	5.50	180,711	2,898	6.38
Total investment securities	22,404,454	281,159	4.98	20,226,641	245,182	4.81	17,933,182	219,789	4.88
Federal funds sold	26,165	293	4.44	198,260	1,774	3.55	54,620	261	1.90
Loans
Commercial mortgages	4,124,373	68,958	6.63	3,865,284	63,300	6.50	3,357,348	52,747	6.25
Commercial	2,893,352	51,892	7.12	2,760,625	47,117	6.77	2,186,627	31,852	5.80
Consumer	4,402,231	68,197	6.15	4,087,665	62,720	6.09	3,233,755	47,550	5.85
Tax-exempt	487,280	8,570	6.98	498,211	8,831	7.03	350,414	6,429	7.30
Total loans	11,907,236	197,617	6.58	11,211,785	181,968	6.44	9,128,144	138,578	6.04

Total earning assets	$34,337,855	$479,069	5.53%	$31,636,686	$428,924	5.38%	$27,115,946	$358,628	5.26%

Sources of Funds
Interest-bearing liabilities
Savings	$8,993,005	$45,866	2.02%	$8,127,451	$35,215	1.72%	$6,289,379	$16,270	1.03%
Interest bearing demand	13,222,933	84,148	2.52	12,638,411	68,100	2.14	11,348,516	36,042	1.26
Time deposits	2,970,865	23,540	3.14	2,734,408	18,760	2.72	2,472,670	12,436	2.00
Public funds	861,920	8,447	3.89	842,894	7,354	3.46	888,209	4,255	1.91
Total deposits	26,048,723	162,001	2.47	24,343,164	129,429	2.11	20,998,774	69,003	1.31

Other borrowed money	1,213,323	12,386	4.05	541,119	4,697	3.44	545,073	2,930	2.14
Long-term debt	0	0	0.00	163,043	2,339	5.69	200,000	3,020	6.01
Total deposits and interest-bearing liabilities	27,262,046	174,387	2.54	25,047,326	136,465	2.16	21,743,847	74,953	1.37

Noninterest-bearing funds (net)	7,075,809			6,589,360			5,372,099
Total sources to fund earning assets	$34,337,855	174,387	2.01	$31,636,686	136,465	1.71	$27,115,946	74,953	1.10

Net interest income and
margin tax-equivalent basis		$304,682	3.52%		$292,459	3.67%		$283,675	4.16%

Other Balances
Cash and due from banks	$1,304,177			$1,306,848			$1,223,722
Other assets	1,945,109			1,845,602			1,522,258
Total assets	37,445,373			34,644,396			29,725,307
Total deposits	33,783,365			31,788,250			27,105,818
Demand deposits (noninterest-bearing)	7,734,642			7,445,086			6,107,044
Other liabilities	282,218			240,177			248,762
Stockholders' equity	2,166,467			1,911,807			1,625,654
Allowance for loan losses	141,768			144,740			136,619

Notes	-Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2005	2004	2005	2004
Basic:
Net income applicable to common stock	$46,938	$75,118	$282,939	$273,418

Average common shares outstanding	174,958	158,930	165,974	156,625

Net income per common share	$0.27	$0.47	$1.70	$1.74

Diluted:
Net income applicable to common stock	$46,938	$75,118	$282,939	$273,418
on a diluted basis
Interest expense on trust preferred securities	0	1,963	5,446	7,852
	$46,938	$77,081	$288,385	$281,270

Average common shares outstanding	174,958	158,930	165,974	156,625
Additional shares considered in diluted
computation assuming:
Exercise of stock options	7,843	8,377	7,843	8,396
Conversion of trust preferred securities		7,582	5,318	7,582

Average common and common equivalent
shares outstanding	182,801	174,889	179,135	172,603

Net income per common and common
equivalent share	$0.26	$0.44	$1.61	$1.63

Restated for the March 2005 stock split